FTE Networks

Notice of Validation

May 23, 2019

To: All FTE Stockholders of Record as of May 13, 2019

This notice is being given pursuant to NRS 78.0296 which (i) allows a Nevada corporation to validate any corporate act not in compliance, or purportedly not in compliance, with Title 7 of the Nevada Revised Statutes or the articles of incorporation or bylaws of the corporation and (ii) requires notice of any such validation of a corporate act to be given not less than 10 days after the approval of such validation to each stockholder of record at the time of such validation, whether or not action by the stockholders is required for such validation.

In order to make certain that all issuances of shares that occurred during the past several years are in compliance with applicable law and governing documents, the corporation requested an internal investigation of all stock issuances that occurred between September 28, 2015 and December 31, 2018. The investigation was conducted by the law firm of K&L Gates LLP and findings were presented to the board of directors at duly noticed special meetings of the board of directors on April 29, 2019, May 7, 2019, May 8, 2019 and May 13, 2019.

The findings included various corporate acts that were found not to be in compliance with governing documents. At its meeting on May 13, 2019, the board of directors reviewed and unanimously approved the minutes from the April 29, May 7 and May 8 meetings during which each of the purported noncompliant acts was carefully discussed and reviewed, and certain acts validated. A list of all noncompliant acts approved and validated by the board of directors is set forth on Schedule 1 which accompanies this notice.

If you should have any questions concerning any of the validated actions, please contact us. We appreciate your continuing support.

Very truly yours,

Anthony Sirotka
Interim Chief Executive Officer

	A	B
1	**Date of Issuance**	**Shareholder**
2	12/4/2015	PARIS GEORGE AREY
3	12/4/2015	MICHAEL L. MARTIN
4	12/4/2015	BISHOP KORUS FRIEND, P.S.C.
5	4/22/2016	FIBER TECHNOLOGY SERVICES LLC
6	4/26/2016	COMPASS DRILLING, LLC
7	7/8/2016	FIBER CORE COMMUNICATIONS GROUP, LLC
8	7/8/2016	MICHAEL CAUDO
9	7/25/2016	ROGER PARKS
10	7/25/2016	BRIAN KEITH JOHNSON
11	7/25/2016	KALEM LUTZ
12	7/25/2016	KENNETH JOHNSON
13	7/25/2016	MARCUS FINCH
14	7/25/2016	STEPHEN TAYLOR
15	7/25/2016	RAY STEPHENS III
16	7/25/2016	ROBERT M. JONES
17	7/25/2016	GARRY BAKER
18	7/25/2016	GRADY PATE
19	7/25/2016	JAMES PIPER
20	7/25/2016	LARRY KNOEBEL
21	7/25/2016	CHARLES BILLS
22	7/25/2016	KEITH BRIGGS
23	7/25/2016	WARREN BUNKER
24	7/25/2016	KENNETH CARTER
25	7/25/2016	LANNY CHISHOLM
26	7/25/2016	LISA COWART
27	7/25/2016	JAMES DAVISSON
28	7/25/2016	MICHAEL DAWKINS
29	7/25/2016	ANDREW HAGGARD
30	7/25/2016	CHRISTOPHER HARRIS
31	7/25/2016	BRAD HART
32	7/25/2016	TONY HARVEY
33	7/25/2016	LANCE HEABERLIN
34	7/25/2016	GABRIEL HUERTA
35	7/25/2016	EDWARD HULL
36	7/25/2016	TERRY KEAGY
37	7/25/2016	JOSHUA LEE
38	7/25/2016	JAMES LEE
39	7/25/2016	JAMES MCDONALD
40	7/25/2016	GREGORY MARTINEZ
41	7/25/2016	JOEL PATE
42	7/25/2016	CHRIS PEAY
43	7/25/2016	LAURA ANN NEVINS
44	7/25/2016	ADAM REDINGER
45	7/25/2016	ERIC RILEY
46	7/25/2016	ROBERTO ROSATI

	A	B
47	7/25/2016	IAN SANDERSON
48	7/25/2016	LUIS SOLOMON
49	7/25/2016	HEATHER TAKACS
50	7/25/2016	JACK THORPE
51	7/25/2016	JARED TINDALL
52	7/25/2016	GREG WEST
53	7/25/2016	BRADLEY WILLIAMS
54	7/25/2016	LAMEEN WILLIAMS
55	7/25/2016	RONALD WILLIAMS
56	7/25/2016	ROBERT WILSON
57	7/25/2016	ANTHONY YOUNG
58	7/25/2016	ALEXANDER ZAMARRIPA
59	7/25/2016	JEFFREY PADOVANI
60	7/25/2016	VERNA COTE
61	7/25/2016	JESSE JOHN MAGANA
62	7/25/2016	JOHN TAYLOR
63	7/25/2016	JTB LAW GROUP LLC
64	7/27/2016	ROBERT E. HAVER
65	7/28/2016	MARC A CUFFARO
66	8/26/2016	JAMES CHANDLER
67	8/26/2016	CCT UNDERGROUND LLC
68	8/31/2016	UBIELY RIVERO
69	8/31/2016	JESSICA F. BOCCHINO-ARMSTRONG
70	8/31/2016	DAVID TENENBAUM-CRUZ
71	8/31/2016	LINDERLAKE CORPORATION
72	8/31/2016	ALLIANCE FUNDS, LLC
73	9/7/2016	GEORGE ATTLEE BODDEN
74	9/7/2016	IAN AN WIGHT
75	9/7/2016	YOGESH DESAI
76	9/7/2016	KAIZER WOOD
77	9/7/2016	ALAN GREENHALGH AND | ANGELA GREENHALGH JTWROS
78	9/7/2016	JOHN R.B. GOULD
79	9/7/2016	ROB D. AYER
80	9/7/2016	JASON H MURRAY AS TRUSTEE | FOR THE GOLDEN POND SUPERFUND
81	9/7/2016	LAWRENCE SOLOMON | REVOCABLE LIVING TRUST
82	9/7/2016	COLIN PHILIP WELLS
83	9/7/2016	PAUL DAVID CRAIN
84	9/7/2016	DARASHAW MOTASHAW
85	10/12/2016	SARBJIT JOHL
86	10/12/2016	CARLO WOLF
87	10/12/2016	DEMETRIOS T. SERETIS
88	10/12/2016	DAVID LEVINE
89	10/12/2016	STEVEN R. EBERLY
90	10/12/2016	NICHOLAS SERETIS
91	10/12/2016	BIJAN BEDROUD
92	10/12/2016	STEVEN R. EBERLY R/O IRA

	A	B
93	10/12/2016	FABIEN DEBARRE
94	10/12/2016	DAVID FRESHWATER
95	10/12/2016	DEAN PAILING
96	10/12/2016	BARRY G. PALLAY
97	10/12/2016	PIETER M. DU PLESSIS
98	10/12/2016	MANU PRASAD PARIKH
99	10/12/2016	STEVE HARVEY
100	10/12/2016	JOHN MOLTER
101	10/12/2016	MARVIN DALE MARTIN
102	10/12/2016	KEVIN EDWARD BURTON & | JENNIFER LYNN BURTON JTWROS
103	10/12/2016	LAWRENCE SOLOMON | REVOCABLE LIVING TRUST
104	10/12/2016	TAPIO KAITA
105	10/12/2016	SUWYN INVESTMENTS LLC
106	10/12/2016	JONATHAN A. GAUGAIN
107	10/12/2016	ALAN GREENHALGH AND | ANGELA GREENHALGH JTWROS
108	10/19/2016	CHRISTOPHER SMEDLEY
109	10/19/2016	AZMY M. AWAD
110	10/19/2016	ROB D. AYER
111	10/19/2016	VOLKHARD BREGULLA
112	10/19/2016	YOGESH DESAI
113	10/19/2016	PATRICK JOSEPH FITZPATRICK
114	10/19/2016	L DEAN FOX
115	10/19/2016	JONATHAN A. GAUGAIN
116	10/19/2016	PAUL E. HOFFMAN
117	10/19/2016	STERNE, AGEE AND LEACH INC. | C/F JOE A. KANNIKAL IRA
118	10/19/2016	VAUGHN B. MOSHER
119	10/19/2016	DARASHAW MOTASHAW
120	10/19/2016	NEIL R MUNDAY
121	10/19/2016	PAUL MURRAY
122	10/19/2016	RHETT CHEE PING
123	10/19/2016	ALOIS 'LUIS' PRAXMARER AND | SANDRA PRAXMARER JTWROS
124	10/19/2016	STERNE, AGEE AND LEACH INC. | C/F MARK SUWYN ROTH IRA
125	10/19/2016	TIMOTHY WILKINSON
126	12/8/2016	JULIAN B BAKER
127	1/18/2017	FAIRVIEW ADVISORS, LLC
128	3/3/2017	LATERAL FTE FEEDER LLC
129	3/3/2017	LATERAL U.S. CREDIT | OPPORTUNITIES FUND, L.P.
130	3/27/2017	DAVID KALINSKE
131	3/27/2017	ERIC SALZMAN
132	3/27/2017	JOHN MORGAN
133	3/28/2017	JOSHUA DEIXLER
134	5/8/2017	LATERAL CREDIT OPPORTUNITIES FUND, L.P.
135	5/8/2017	LATERAL INVESTMENT MANAGEMENT, LLC
136	5/8/2017	LATERAL FTE FEEDER LLC
137	4/7/2017	LATERAL FTE FEEDER LLC
138	4/7/2017	LATERAL CREDIT OPPORTUNITIES FUND, L.P.

	A	B
139	5/9/2017	TROY KAU
140	6/1/2017	DANIEL MOSER
141	6/1/2017	THOMAS BALON AND CRAIG STEWART JT TEN
142	6/1/2017	GEORGE ATTLEE BODDEN
143	6/1/2017	WILLIAM J. BONDER
144	6/1/2017	PATRICK JOSEPH FITZPATRICK
145	6/1/2017	JANICE KANNIKAL
146	6/1/2017	BO DYRVOLD
147	6/1/2017	ROB D. AYER
148	6/1/2017	MARK BUTT
149	6/1/2017	WILLIAM R. MAINES
150	6/1/2017	DEAN PAILING
151	6/1/2017	COLIN PHILIP WELLS
152	6/1/2017	ALOK K. AGRAWAL
153	6/9/2017	FIBER TECHNOLOGY SERVICES LLC
154	7/13/2017	FIRSTFIRE GLOBAL OPPORTUNITES FUND, LLC
155	7/19/2017	5G INVESTMENTS, LLC
156	8/29/2017	DAVID KALINSKE
157	8/29/2017	ERIC SALZMAN
158	8/29/2017	JOHN MORGAN
159	8/29/2017	JULIA PITLIK
160	8/29/2017	JASON STEINBRUGGE
161	8/29/2017	TROY KAU
162	10/3/2017	DAVID KALINSKE
163	11/3/2017	TROY KAU
164	12/5/2017	LINDA JOHNSON (REP FOR CHRISTOPHER MCGUIRE)
165	12/5/2017	RICHARD BOERSON
166	12/5/2017	TANNER CARTER
167	12/5/2017	CESAR CHAVEZ
168	12/5/2017	CATHERINE JOHNSON, REP FOR DANNY S. JOHNSTON
169	12/5/2017	LEVI NEEL
170	12/5/2017	MICHAEL KOCHER
171	1/23/2018	BRUCE FAHEY
172	3/16/2018	McGuire, Linda
173	3/16/2018	Boerson, Richard
174	3/16/2018	Carter, Tanner
175	3/16/2018	Johnston, Catherine
176	3/16/2018	Neel, Levi
177	3/16/2018	Chavez, Cesar
178	3/16/2018	Kocher, Michael
179	3/20/2018	Ulrich III, James A
180	4/30/2018	Carpenter, Ryan
181	5/9/2018	Semnani, Nema
182	5/17/2018	Deixler, Joshua
183	5/17/2018	Pitlik, Julia
184	5/18/2018	Janabran Investments Inc

	A	B
185	5/18/2018	Lenders Clearing House LLC
186	5/18/2018	Maines, William R &
187	5/18/2018	Bodden, George Attlee
188	5/18/2018	Kannikal Enterprises LLC
189	5/18/2018	Williams, Robert
190	5/18/2018	Micro Works Comp Center
191	5/18/2018	Crain, Paul D
192	5/18/2018	Jarrett, Thomas
193	5/18/2018	Stepaniuk, Andrew C
194	5/18/2018	Dyrvold, Bo
195	5/18/2018	Pailing, Dean
196	5/18/2018	Burant, Keith D
197	5/18/2018	Bodden, George Attlee
198	5/18/2018	Martin, Michael
199	5/18/2018	Danzansky, Richard
200	5/18/2018	Larson, Brad
201	5/18/2018	Pinto, Manoel A
202	5/18/2018	Wight, Ian
203	5/18/2018	Butt, Mark
204	5/18/2018	Stepaniuk, Andrew C
205	5/18/2018	Pailing, Dean
206	5/18/2018	Seaforth, Sydney Cleveland
207	5/18/2018	Singh, Shikhar
208	5/18/2018	Gould, John Roger Beresford
209	5/18/2018	Maines, William R
210	5/18/2018	Makahit LLC
211	5/18/2018	Danzansky, Richard
212	5/18/2018	Bodden, Naul Clayton
213	5/18/2018	Wight, Matthew Ian
214	5/18/2018	Schilowitz, Harvey &
215	5/18/2018	Metsch, Richard &
216	5/18/2018	Freeman, Israel &
217	5/18/2018	Clarke, Leslie M
218	5/18/2018	Richardson, Kevin A
219	5/18/2018	Berrick, Arthur
220	5/18/2018	Moschetto, Anthony J
221	5/18/2018	Bounty Hunter LLC
222	5/18/2018	Chazanovitz, David A
223	5/18/2018	Gordon, Michael
224	6/13/2018	Horberg Enterprises LP
225	10/2/2018	Moser, Daniel J
226	10/22/2018	Vision Capital NY, Inc
227	10/24/2018	Steinbruegge, Jason
228	11/2/2018	Horberg Enterprises LP
229	11/5/2018	WVP Emerging Manager
230	11/5/2018	WVP Emerging Manager

	A	B
231	11/5/2018	Niagara Nominee LP
232	11/5/2018	Niagara Nominee LP
233	11/5/2018	Lateral US Credit
234	11/5/2018	Lateral US Credit
235	11/5/2018	Lateral BVM Feeder LLC
236	11/5/2018	Lateral BVM Feeder LLC
237	11/5/2018	Niagara Nominee LP
238	12/7/2018	WVP Emerging Manager
239	12/7/2018	Niagara Nominee LP
240	12/7/2018	Lateral BVM Feeder LLC
241	12/7/2018	Lateral US Credit
242	2/21/2019	Smedley, Christopher